UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 7, 2010	000-30237
Date of Report (Date of earliest event reported)	Commission File Number

ETHOS ENVIRONMENTAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	88-0467241
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

6800 Gateway Park Drive San Diego, CA 92154
(Address of Principal Executive Offices) (Zip Code)

(619)575-6800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On May 31, 2010, Ethos Environmental, Inc. ("Ethos") and AL Global Corporation, a California corporation (d.b.a. Youngevity) ("Youngevity") agreed to terminate the Agreement and Plan of Merger (the “Merger Agreement”) entered into on November 21, 2009 providing for the acquisition of Youngevity by Ethos. A description of the terms of the Merger Agreement was previously described in the Form 8-K filed by Ethos on November 25, 2009 and is incorporated herein by reference. According to the terms of the Merger Agreement, the parties are permitted to terminate the Merger Agreement and abandon the Merger by the mutual written consent of both parties, without the incursion of any termination penalties.

Forward-Looking Statements

Statements contained in this current report on Form 8-K, including Exhibit 99.1, that are not historical fact are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may be characterized as management’s intentions, hopes, beliefs, expectations or predictions of the future. It is important to note that such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements. Factors that could cause future results to vary materially from current expectations include, but are not limited to, changes in interest rates, economic conditions, deposit and loan growth, real estate values, loan loss provisions, competition, customer retention, changes in accounting principles, policies or guidelines and legislative and regulatory changes.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 31, 2010, the Board of Directors of Ethos accepted the resignations of both Mr. Joel D. Wallach as Chairman of the Board of Directors and Mr. Stephan R. Wallach as the Chief Executive Officer, President and Secretary of Ethos. These resignations were not a result of any disagreements between the Company and the current directors on any matter relating to the Company's operations, policies or practices.

The Board is currently identifying replacements for each potion left vacant by the resignations of both Mr. Joel D. Wallach and Mr. Stephan R. Wallach.

Item 7.01. Regulation FD Disclosure.

On June 7, 2010, Ethos issued a press release announcing the termination of the merger, as more fully set forth in Section 1.01 hereof. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated June 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

June 7, 2010

ETHOS ENVIRONMENTAL, INC.

By: /s/ Corey P. Schlossmann

Corey P. Schlossmann

Director

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